EXHIBIT 10.5

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of the 17th day of September, 2002 (the "Commencement Date"), and is by and between ASSURE ENERGY, INC., a Delaware corporation with an office at 1600, 840-7th Avenue S.W., Calgary, Alberta, T2P 3G2 (hereinafter "Company"), and HARVEY LALACH with an address at 2575 Alberta Court, Kelowna, British Columbia V1W 2X8 (hereinafter the "Executive").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company wishes to retain the services of Executive to serve as Vice President-Corporate Affairs and in such other capacities as the Company and Executive shall mutually agree in accordance with the following terms, conditions and provisions; and

     WHEREAS, Executive wishes to perform such services for and on behalf of Company, in accordance with the terms, conditions and provisions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained the parties hereto intending to be legally bound hereby agree as follows:

     1.     EMPLOYMENT.  Company  hereby employs Executive and Executive accepts
            ----------
such employment and shall perform his duties and the responsibilities provided for herein in accordance with the terms and conditions of this Agreement.

     2.     EMPLOYMENT  STATUS.  Executive  shall  at  all  times  be  Company's
            ------------------
employee  subject  to  the  terms  and  conditions  of  this  Agreement.

     3.     TERM.  Unless earlier terminated pursuant to terms and provisions of
            ----
this Agreement, this Agreement shall have a term (the "Term") of nine (9) months commencing September 30, 2002, the Commencement Date. The Term shall automatically renew for successive six month terms thereafter unless either party delivers written notice of termination to the other at least 15 days prior to the end of the initial nine month Term or any succeeding six month Term.

     4.     POSITION.  During Executive's employment hereunder, Executive shall
            --------
serve as Vice President-Corporate Affairs of the Company and each of its subsidiaries on a non-full time basis. In such positions, Executive shall have the customary powers, responsibilities and authorities of such positions in corporations of the size, type and nature of Company including being generally responsible for assisting the President and CEO in regulatory compliance, stock exchange listings and establishing foreign and domestic trading markets, investor relations, market surveillance and financing matters. Executive shall perform such duties and exercise such powers commensurate with his positions and responsibilities as shall be determined from time to time by the Board of Directors of Company (the "Board"). Neither Executive's title nor any of his functions shall be changed, diminished or adversely affected during the Term without written direction from the Board.


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     5.     LOCATION.  During Executive's employment hereunder, Executive shall
            --------
be based at 2575 Alberta Court, Kelowna, British Columbia and shall have a Company owned, toll free telephone number installed and operating at that location. Executive agrees to effect prompt and professional answering of incoming telephone calls in the name of the Company. In the event that, Executive is no longer employed by the Company Executive agrees to co-operate in relocating the toll free telephone number at the Company's direction.

     6.     COMPENSATION.  For the performance of all of Executive's services to
            ------------
be rendered pursuant to the terms of this Agreement, Company will pay and Executive will accept the following compensation:

          6.1.     Base Salary.  During the Term, Company shall pay Executive an
                   -----------
initial base salary of CDN $27,000 per nine month period or CDN $3,000 per month (the "Base Salary") payable in equal monthly installments. Such Base Salary shall not be decreased during the Term. Executive's Base Salary, as in effect from time to time, is hereinafter referred to as the "Executive's Base Salary." The Company shall deduct and withhold from Executive's compensation all necessary or required taxes, including but not limited to Executive's statutory income tax withholding and employment insurance contributions, and any other applicable amounts required by law or any taxing authority.

          6.2.     Stock Options.  The Company hereby grants Executive stock
                   -------------
options to acquire an aggregate of 100,000 common shares of Company stock at a price of US$2.75 per share. The stock options, in the form annexed hereto as
Schedule 6.2, will be non-statutory, and will be exercisable, upon vesting, at any time during the 3 year period that commenced on the Commencement Date. The stock options will contain anti-dilution provisions which will provide for adjustments to the exercisable price and amount of shares issuable upon exercise under certain circumstances. Notwithstanding the foregoing, no adjustment shall be made with regard to the Company's recent 3:2 forward stock split for which the Record Date was September 10, 2002. The first 50,000 options vest on the earlier of March 31, 2003, or the Company's achieving 1,000 barrels of oil per day or its natural gas equivalent ("boe/d") based upon an industry ratio where 10 cubic feet of gas is deemed the equivalent of 1 barrel of oil (the "Initial Vesting Period"). The remaining 50,000 options vest on the 12 month anniversary of the Initial Vesting Period. The options are further subject to any applicable regulatory requirements.

          6.3.     Review of Compensation.  The remuneration payable pursuant to
                   ----------------------
Section 6.1 shall be reviewed by the Board of Directors of the Company on or before the expiry of the Term pursuant to Section 3 and annually thereafter, at which time the Board of Directors shall consider such matters, as it may consider relevant and shall determine in its absolute discretion, whether to increase the remuneration payable by the Company to the Executive.

     7.     EXECUTIVE BENEFITS.
            ------------------

          7.1. Executive shall be entitled to receive one and one-half (1 ) weeks paid vacation per nine month period. If such vacation time is not taken by Executive in the then current Term, Executive at his option may accrue vacation or receive compensation in lieu thereof at one-half the then current level of Executive's Base Salary.



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          7.2.     Reasonable travel, entertainment, continuing professional
education and other business expenses actually incurred by Executive in the performance of his duties hereunder shall be reimbursed by Company in accordance with Company policies as in effect from time to time.

          7.3 The Executive shall be entitled to participate in all medical, dental, and other health care, life insurance, group accident, long term disability, savings, profit sharing, share option, share purchase and any other benefit plan of whatsoever nature which the Company may provide from time to time.

     8.     TERMINATION.
             -----------

          8.1.     Termination by Company Without Cause.  Subject to Section 8.6
                   ------------------------------------
hereof, the Company shall have the right to terminate Executive's employment hereunder without cause by giving Executive written notice to that effect. Any such termination of employment shall be effective on the date specified in such notice.

          8.2     Termination  by  Company  for  Cause.  Subject  to Section 8.6
                  ------------------------------------
hereof, the Company shall have the right to terminate this Agreement and Executive's employment hereunder "for cause" by giving Executive written notice to that effect. Any such termination of employment shall be effective on the date specified in such notice. For the purpose of this Agreement, "for cause" shall mean (i) commission of a willful act of dishonesty in the course of Executive's duties hereunder, (ii) conviction by a court of competent jurisdiction of a criminal offense or a crime constituting a felony or conviction in respect of any act involving fraud, dishonesty or moral turpitude resulting in Company's detriment or reflecting upon Company's integrity (other than traffic infractions or similar minor offenses), or (iii) a material breach by Executive of the terms of this Agreement and failure to cure such breach within 30 days after receipt of written notice from Company specifying the nature of such breach or to pay compensation to Company deemed reasonable by Company if the breach cannot be cured.

          8.3.     Death,  Incapacitation  or  Disability.
                   --------------------------------------

               (a) Subject to Section 8.6 hereof, if Executive dies during his employment hereunder, this Agreement shall terminate upon the date of Executive's death.

               (b) Subject to Section 8.6 hereof, in the event Executive suffers Total and Permanent Disability, Company may terminate Executive's employment. "Total and Permanent Disability" means any condition affecting Executive that prevents the performance of the essential job functions and which is expected to be of a long, continued and indefinite duration which has caused Executive's absence from service, after providing to Executive reasonable accommodation to perform the requirements of the job if required by law, for not less than 15 consecutive days during any 6 month period. In such instance, a determination of the existence of Executive's disability and of the duration of the disability may be made by written agreement between Company and Executive, or Executive's legally appointed guardian if Executive then is incompetent. If the parties do not agree, such determination shall be made, and certified in writing, by a licensed physician and not an employee of Company, and such physician's determination, after the proper medical examination, shall be binding and conclusive



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
upon the parties to this Agreement. If Executive is found to be totally disabled, Executive shall be deemed to remain disabled until found otherwise by the examining physician. Should disability commence within six months after termination of a prior period of disability, and should the later disability be related to the same sickness or injury which results from any earlier disability, then the later period of disability shall be considered to have consecutively followed the earlier period of disability. Whether the later disability is related to the same sickness or injury which resulted in the earlier disability shall be determined in the same manner provided above for determining disability.

          8.4.     Termination  by  Executive  for  Good  Reason.
                   ---------------------------------------------

               (a) Subject to Section 8.6 hereof, Executive shall have the right to terminate this Agreement and his employment hereunder for "good reason" if (A) Executive shall have given Company prior written notice of the reason therefor, (B) such notice shall have been given to Company within fifteen (15) days after Executive is notified or otherwise first learns of the event constituting "good reason," and (C) a period of fifteen (15) days following receipt by Company of such notice shall have lapsed and the matters which constitute or give rise to such "good reason" shall not have been cured or eliminated by Company; provided, however, that if such matters are of a nature that same cannot be cured or eliminated within such fifteen (15) day period, such period shall be extended up to forty five (45) days, provided that Company shall take and diligently pursue during such period such action necessary to cure or eliminate such matters. In the event Company shall not take such action within such period, Executive may send another notice to Company electing to terminate his employment hereunder and, in such event, Executive's employment hereunder shall terminate and the effective date of such termination shall be the third business day after Company shall have received such notice.

               (b) For the purpose of this Agreement, "good reason" shall mean the occurrence of any of the following without Executive 's prior written consent:

                    (A) Requiring Executive to engage in (x) an illegal act or (y) an act which is inconsistent with prior practices of Company and which could reasonably be deemed to be materially damaging or detrimental to Executive;

                    (B) A default by Company in the payment of any material sum or the provision of any material benefit due to Executive pursuant to this Agreement;

                    (C) The failure of Company to obtain the assumption of this Agreement by any successor to substantially all of the assets or business of Company; or

                    (D) Any material breach by Company of any provision of this Agreement which is not corrected by Company or, if the breach cannot be corrected, as to which Company fails to pay to Executive reasonable compensation for such breach, within 60 days following receipt by Company of written notice from Executive specifying the nature of such breach.

          8.5.     Termination  by  Executive  Without  Good Reason.  Subject to
                   ------------------------------------------------
Section 8.6 hereof, Executive shall have the right to terminate this Agreement and his employment hereunder



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
without good reason by giving Company 30 days prior written notice to that effect. The termination of employment shall be effective on the date specified in such notice, or earlier, at the determination of Company, in which event such termination shall remain classified as a termination by Executive without good reason.

          8.6.     Consideration.
                   -------------

               (a) If Company terminates this Agreement "without cause" under Section 8.1 or if Executive terminates this Agreement for "good reason" under Section 8.4, then Executive shall be entitled to receive, and Company shall pay to Executive:

                    (i) 75% of the total Base Salary remaining for the Term without reduction for present valuation not later than the next regularly scheduled payment date in accordance with Section 6.1;

                    (ii) any business expenses to be reimbursed but not reimbursed under Section 7 not later than the next regularly scheduled payment date in accordance with Section 7;

               (b) If payment is not made in a timely manner under Section 8.6(a) and it is fully and finally determined in accordance with Section 12 that Executive was terminated without cause, then Company shall pay to Executive, and the Arbitrator shall award Executive two (2) times the amount due to, and not timely paid to, Executive under this Section 8.6(b); it being understood that such additional amount is not a penalty but liquidated damages to Executive as compensation for damage to reputation which such damages would be difficult to quantify.

               (c)     If  Company  terminates this Agreement "with cause" under
Section 8.2, or if Executive terminates this Agreement for other than "good reason" under Section 8.5, or if this Agreement is terminated as a result of the death of Executive under Section 8.3, then Executive shall be entitled to receive, and Company shall pay to Executive, or, in the case of death, Executive's administrator:

                    (i) all of the accrued but unpaid Base Salary through the date of Termination or death not later than the next regularly scheduled payment date in accordance with Section 6.1;

                    (ii) any business expenses to be reimbursed but not reimbursed under Section 6 not later than the next regularly scheduled payment date in accordance with Section 6;

               (d) If this Agreement is terminated as a result of the disability of Executive under Section 8.3, then Executive shall be entitled to receive, and Company shall pay to Executive:

                    (i) the accrued but unpaid Base Salary through the date 2 months after the date of Termination not later than the next regularly scheduled payment date in accordance with Section 6.1;



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
                    (ii) any business expenses to be reimbursed but not reimbursed under Section 7 not later than the next regularly scheduled payment date in accordance with Section 7;

               (e) If the Company terminates this Agreement "without cause" under Section 8.1; if Executive terminates this Agreement for "good reason" under Section 8.4; or if this Agreement is terminated as a result of the disability of Executive under Section 8.3, all options received by Executive under Section 6.2 will be deemed to have vested, and Executive may thereafter have 90 days to exercise all such options following which time all such non-exercised options shall become void and of no further effect. If the Company terminates this Agreement "for cause" under Section 8.2; if Executive terminates this Agreement "without good reason" under Section 8.5; or if Executive dies during his employment hereunder, all options received by Executive under Section 6.2 shall become immediately void and of no further effect.

     9. INTELLECTUAL PROPERTY. During the term of this Agreement, Executive shall disclose immediately to Company all ideas and inventions that he makes, conceives, discovers or develops during the course of employment with Company, including but not limited to any inventions, modifications, discoveries, developments, improvements, trademarks, computer programs, processes, products or procedures (collectively "Work Product") that: (i) relates to the business of Company; or (ii) results from tasks assigned to Executive by Company; or (iii) results from the use of the premises or property (whether tangible or intangible) owned, leased or contracted for or by Company. Executive agrees that any Work Product shall be the sole and exclusive property of Company without the payment of any royalty or other consideration except for the compensation paid to Executive hereunder. Executive agrees that during the term of this Agreement and thereafter, upon the request of Company and at its expense, she shall execute and deliver any and all applications, assignments and other instruments which Company shall deem necessary or advisable to transfer to and vest in Company Executive's entire right, title and interest in and to all such ideas, inventions, trademarks or other developments and to apply for and to obtain patents or copyrights for any such patentable or copyrightable ideas, inventions, trademarks and other developments.

     10.     NON-DISCLOSURE  OF  INFORMATION.

          10.1. Executive acknowledges that by virtue of his position she will be privy to Company's confidential information and trade secrets, as they may exist from time to time, and that such confidential information and trade secrets may constitute valuable, special, and unique assets of Company (hereinafter collectively "Confidential Information"). Accordingly, Executive shall not, during the Term and for a period of five (5) years thereafter, intentionally disclose all or any part of the Confidential Information to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever, nor shall Executive and any other person by, through or with Executive, during the term and for a period of five (5) years thereafter, intentionally make use of any of the Confidential Information for any purpose or for the benefit of any other person or entity, other than Company, under any circumstances.

          10.2. Company and Executive agree that a violation of the foregoing covenants will cause irreparable injury to Company, and that in the event of a breach or threatened breach by Executive of the provisions of this
Section  10,  Company  shall  be  entitled  to  an  injunction



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
restraining Executive from disclosing, in whole or in part, any Confidential Information, or from rendering any services to any person, firm, corporation, association or other entity to whom any such information, in whole or in part, has been disclosed or is threatened to be disclosed in violation of this Agreement. Nothing herein stated shall be construed as prohibiting Company from pursuing any other rights and remedies, at law or in equity, available to Company for such breach or threatened breach, including the recovery of damages from Executive.

          10.3. Notwithstanding anything contained in this Section 10 to the contrary, "Confidential Information" shall not include (i) information in the public domain as of the date hereof, (ii) information which enters the public domain hereafter through no fault of Executive, (iii) information created, discovered or developed by Executive independent of his association with Company, provided that such information is supported by accompanying documentation of such independent development. Nothing contained in this
Section 10 shall be deemed to preclude the proper use by Executive of Confidential Information in the exercise of his duties hereunder or the disclosure of Confidential Information required by law

     11.     RESTRICTIVE  COVENANT.

          11.1.     Covenant  not  to Compete.  During the Term and for a period
                    -------------------------
of one (1) year after the termination of this Agreement, Executive covenants and agrees that she shall not own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control, whether directly or indirectly, as an individual on his own account, or as a partner, member, joint venturer, officer, director or shareholder of a corporation or other entity, of any business which competes directly with the business conducted by Company at the time of the termination or expiration of this Agreement. Notwithstanding the foregoing, (i) nothing in this Section 11 shall prohibit Executive from owning up to 5% of the outstanding voting capital stock of any corporation or other entity which is a reporting company under Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended, and (ii) in the event of a termination by Company, such restriction shall apply only if Company has paid to Executive all amounts required and is otherwise in compliance with Section 8 hereof. The foregoing shall not preclude Executive or any affiliate thereof from any consulting arrangement which may be entered into from time to time with Company, or its affiliate.

          11.2.     Enforceability.  Executive  acknowledges  that  the
                    --------------
restrictions contained in this Section 11 are reasonable. In that regard, it is the intention of the parties to this Agreement that the provisions of this
Section 11 shall be enforced to the fullest extent permissible under the law and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any portion of this Section 11 shall be adjudicated or deemed to be invalid or unenforceable, the remaining portions shall remain in full force and effect, and such invalid or unenforceable portion shall be limited to the particular jurisdiction in which such adjudication is made.

     12. ARBITRATION. Other than with respect to a proceeding for injunctive relief referred to herein, any controversy or claim arising out of or relating to this Agreement, the performance thereof or its breach or threatened breach shall be settled by arbitration in Calgary, Alberta or other mutually acceptable place in accordance with the then governing rules of the Canadian Arbitration Association. The finding of the arbitration panel or arbitrator shall be final and binding upon the parties with the costs of arbitration to be equally borne by the plaintiffs and the



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
------
defendants, i.e. the costs borne by defendant side in the arbitration, whether single or multiple, shall equal the costs borne by the plaintiff side in the arbitration, whether single or multiple. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. In no event may the arbitration determination change Executive's compensation, title, duties or responsibilities, the entity to whom Executive reports or the principal place where Executive is to render his services.
     13.     INDEMNIFICATION.

          13.1.     (a)     Indemnification  of Expenses.  Except as provided in
                            ----------------------------
Section 13(b) hereof, the Company shall indemnify to the fullest extent permitted by law if Executive was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Executive in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Executive is or was a director, officer, employee, agent or fiduciary of Company, or any subsidiary of Company, or is or was serving at the request of Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, or by reason of any action or inaction on the part of Executive while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Executive as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by Company as soon as practicable but in any event no later than twenty days after Executive presents written demand therefor to Company.

               (b)     Limitation  on Indemnification.  The Company's obligation
                       ------------------------------
to indemnify Executive pursuant to this Agreement shall not extend to acts of Executive constituting gross negligence or other acts of malfeasance.

          13.2.     Expenses;  Indemnification  Procedure.
                    -------------------------------------

               (a) Subject to the other terms and conditions of this Agreement, Company shall advance all Expenses incurred by Executive. The advances to be made hereunder shall be paid by Company to Executive as soon as practicable but in any event no later than twenty days after written demand by Executive therefor to Company.

               (b) Executive shall, as a condition precedent to Executive's right to be indemnified under this Agreement, give Company notice in writing as soon as practicable of any

Claim made against Executive for which indemnification will or could be sought under this Agreement. Notice to Company shall be directed to the Board of Directors of Company at the address shown on the signature page of this Agreement and to the address of each Director (or such other address as Company shall designate in writing to Executive). In addition, Executive shall give Company such information and cooperation as it may reasonably require and as shall be within Executive's power.

               (c) For purposes of this Agreement, the determination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Executive did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

               (d) If, at the time of the receipt by Company of a notice of a Claim pursuant to Section 13.2(b) hereof, Company has liability insurance in effect which may cover such Claim, Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Executive, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

               (e) In the event Company shall be obligated hereunder to pay the Expenses of any Claim, Company shall be entitled to assume the defense of such Claim with counsel approved by Executive, which approval shall not be unreasonably withheld, upon the delivery to Executive of written notice of its election so to do. After delivery of such notice, approval of such counsel by Executive and the retention of such counsel by Company, Company will not be liable to Executive under this Agreement for any fees of counsel subsequently incurred by Executive with respect to the same Claim; provided that, (i) Executive shall have the right to employ Executive's counsel in any such Claim at Executive's expense and (ii) if (A) the employment of counsel by Executive has been previously authorized by Company, (B) Executive shall have reasonably concluded that there is a conflict of interest between Company and Executive in the conduct of any such defense, or (C) Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Executive's counsel shall be at the expense of Company. Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Executive without the consent of Executive so long as in the case of the settlement (i) Company has the financial ability to satisfy any monetary obligation involving Executive under such settlement and
(ii) the settlement does not impose injunctive type relief on the activities of Executive. In all events, Executive will not unreasonably withhold its consent to any settlement.
          13.3.     Additional  Indemnification  Rights;  Nonexclusivity.
                    ----------------------------------------------------

               (a) Except as provided in Section 13(b) hereof, the Company hereby agrees to indemnify Executive to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, Company's Certificate of Incorporation, Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent and agreement of the parties hereto that Executive shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

               (b) The indemnification provided by this Agreement shall be in addition to any rights to which Executive may be entitled under Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to Executive for any action Executive took or did not take while serving in an indemnified capacity even though Executive may have ceased to serve in such capacity.

               (c) Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Executive to the extent Executive has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

               (d) If Executive is entitled under any provision of this Agreement to indemnification by Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, Company shall nevertheless indemnify Executive for the portion of such Expenses to which Executive is entitled.

     14. NOTICES. Any notice required, permitted or desired to be given under this Agreement shall be sufficient if it is in writing and (a) personally delivered to Executive or an authorized member of Company, (b) sent by overnight delivery or (c) sent by registered or certified mail, return receipt requested, to Company's or Executive's address as provided in this Agreement or to a different address designated in writing by either party. Notice is deemed given on the day it is delivered personally or by overnight delivery, or five (5) business days after it is sent by registered or certified mail.

     15. ASSIGNMENT. Executive acknowledges that his services are unique and personal. Accordingly, Executive may not assign his rights or delegate his duties or obligations under this Agreement. Company's rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon Company's successors and assigns.

     16. WAIVER OF BREACH. Any waiver of a breach of a provision of this Agreement, or any delay or failure to exercise a right under a provision of this Agreement, by either party, shall not operate or be construed as a waiver of that or any other subsequent breach or right.

     17. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing which is signed by the parties. The parties hereto agree that any existing employment agreement between them shall terminate as of the date of this Agreement.

     18. GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with and governed by the laws of the Province of Alberta, Canada as applied to agreements entered into and to be performed entirely in Alberta. Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the courts located in the City, of Calgary and the Province of Alberta.

     19. SEVERABILITY. The invalidity or non-enforceability of any provision of this Agreement or application thereof shall not affect the remaining valid and enforceable provisions of this Agreement or application thereof.

     20. CAPTIONS. Captions in this Agreement are inserted only as a matter of convenience and reference and shall not be used to interpret or construe any provisions of this Agreement.

     21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement. Delivery of signed counterparts via facsimile transmission shall be effective as manual delivery thereof.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, each of the parties hereto has executed their Agreement as of the date first herein above written. COMPANY:

ASSURE  ENERGY  INC.


By:  /s/  Suzanne  West
     ----------------------------
     Name:  Suzanne  West
     Title: President

EXECUTIVE:


/s/  Harvey  Lalach
     ----------------------------
Harvey  Lalach